UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

PROCERA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49862	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cooper Court,
Los Gatos , CA 95032
(Address of principal executive offices)

(408) 354-7200
(Registrant's telephone number, including area code)

n/a
(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into Material Definitive Agreements

On February 28, 2006 Procera Networks, Inc., a Nevada corporation (the "Company") completed the sale of 15,000,000 shares of its restricted common stock (the "Shares") for $0.40 per share for a total of $6,000,000 to institutional and accredited investors pursuant to amended subscription agreements (each an "Amended Subscription Agreement"), the form of which is attached as an exhibit to this report. The Company's stock closed at $0.69 on Thursday, February 24, 2006. The Company's Board of Directors accepted the terms for the sale of the Shares after pursuing all financing alternatives and based upon advice from its placement agents.

Pursuant to a registration rights agreement between the Company and the investors, the form of which is attached as an exhibit to this report, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the "SEC") covering the resale of the subject shares of the Company's common stock underlying the Subscription Agreements.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Subscription Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.

ITEM 3.02	Unregistered Sale of Equity Securities

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The Shares were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D promulgated thereunder. Chadbourn Securities served as placement agent for the transaction pursuant to an Engagement Letter Agreement, attached as an Exhibit to this report. The purchasers had access to all relevant information necessary to evaluate the investment, and represented to the Company that the securities were being acquired for investment purposes.

The Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the subject shares of the Company's Common Stock underlying such securities by May 29, 2006.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1	Form of Subscription Agreement
10.2	Form of Amendment to Stock Subscription Agreement
10.3	Private Placement Memorandum Supplement No. 1
10.4	Form of Registration Rights Agreement
10.5	Chadbourn Securities Engagement Letter Agreement

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 28, 2006	PROCERA NETWORKS, INC.,
a Nevada corporation

By: /s/ Douglas J. Glader
Title: President & CEO